EXHIBIT 10.1

PROVINCE OF BRITISH COLUMBIA	Ministry of Mines, Energy and Minerals Division-Mineral Titles Branch

RECORD OF 2 POST CLAIM - MINERAL TENURE ACT

SIMILKAMEEN Mining Division	359687 Tenure No.
/s/ illegible Gold Commissioner	October 11, 1997 Date of Record

APPLICATION TO RECORD A 2 POST CLAIM

I, Douglas H. Hopper, Name of Locator,203-828 West Hastings Street, Vancouver, British Columbia, V6C 1C8 (604) 684-8593, Client No. 112238, Agent for _____________ Name(s), _____________ Address, _____________, _____________ Postal Code and Telephone, Client No. ______, hereby apply for a record of a 2 post claim for the location as outlined on the attached copy of mineral titles reference map number(s) 92H058, in the Similkameen Mining Division.

ACCESS

Describe how you gained access to the location; include references to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

Access via Summers creek road. #1 post is 1,000 meters East and 3,300 meters North of Summers creek and Allison creek junction.

GPS Co-ordinates taken of posts: Yes [ ] No [X ] If yes, complete information chart on reverse.

TAG INFORMATION

I have securely affixed the portion of the metal identification tag embossed "INITIAL POST (No. 1)" to the post and impressed this information on the tag:

TAG NO. 708083 M INITIAL POST (No. 1)

CLAIM NAME	Cash
LOCATOR	D. Hopper
AGENT FOR
DATE COMMENCED	October 11, 1997
TIME COMMENCED	12:30
DIR. TO F.P.	South 180 degrees
METERS TO RIGHT	500 meters
METERS TO LEFT	&ndsp;

"Direction" means a bearing measured between 0 degrees and 360 degrees, where 0 degrees is the bearing of true north.

I have securely affixed the portion of the metal identification tag embossed "FINAL POST (No. 2)" to the final post (or the witness post) and impressed this information on the tag:

TAG NO. 708083 M FINAL POST (No. 2)

CLAIM NAME	Cash #5
LOCATOR	D. Hopper
AGENT FOR
DIST. FROM I. P.	500 meters
DATE COMPLETED	October 11, 1997
TIME COMPLETED	1:25 p.m.

If witness post placed for final post: Bearing and distance from the witness post to the true position of the final post, exactly as written on the witness post:_______ degrees, _______ meters.

ACKNOWLEDGMENTS

I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 2 post claims and have attached a plan of the location on which the positions of the initial and final posts (and witness post if applicable) are indicated.

Do you intent to extract Industrial Materials from this tenure? Yes [X] No [ ]

/s/ Douglas H. Hopper
Signature of Locator

RECORDING STAMP